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Exhibit 21.1

FLUOR CORPORATION SUBSIDIARIES(1)

        [Note: Roman numerals below denote the level of the subsidiary. For example, "I" represents a first tier subsidiary of Fluor Corporation; "II" represents a second tier subsidiary, etc.]

Subsidiary Name	Percent Holding	Organized Under Laws Of
I American Equipment Company, Inc.	100.0000	South Carolina
II AMECO PANAMA S.A.	100.0000	Panama
II AMECO Services Inc.	100.0000	Delaware
III Equipos y Servicios De Venezuela ESV. C. A.	90.0000	Venezuela
III Mikisew AMECO Group, Inc.	49.0000	Alberta
II United Rentals Industrial Services LLC	50.0000	Delaware
II AMECO COLOMBIA S.A.S.	70.0000	Colombia
II Ameco Services, S. de R.L. de C.V.	72.6016	Mexico
II American Construction Equipment Company, Inc.	100.0000	California
III AMECO Holdings, Inc.	100.0000	California
IV AMECO Caribbean, Inc.	100.0000	California
V Ameco Inc.	100.0000	Saint Lucia
IV Ameco Equipment Services, Inc.	100.0000	Mauritius
V Servitrade — Servicos, Investimento y Trading Limitada	99.0000	Mozambique
IV Ameco Mexico Administracion y Servicios, S. de R.L. de C.V.	0.2000	Mexico
IV AMECO Project Services, Inc.	100.0000	Philippines
IV Ameco Pty Ltd.	100.0000	Australia
IV Ameco Services S.R.L.	5.0098	Argentina
IV Ameco Services, S. de R.L. de C.V.	3.0992	Mexico
IV Maquinaria Ameco Guatemala, Limitada	80.0000	Guatemala
IV Servitrade — Servicos, Investimento y Trading Limitada	1.0000	Mozambique
III Ameco Mexico Administracion y Servicios, S. de R.L. de C.V.	99.8000	Mexico
III Ameco Services S.R.L.	94.9902	Argentina
III Ameco Services, S. de R.L. de C.V.	24.2992	Mexico
II BWJ, LLC	100.0000	Delaware
II Palmetto Seed Capital Ltd. Partnership	7.3529	South Carolina
II SMA Equipment, LLC	100.0000	Delaware
II Vantage Information Systems, Inc.	100.0000	Delaware
I Fluor Constructors International, Inc.	100.0000	California
II Fluor Constructors Canada Ltd.	100.0000	New Brunswick
III SSLP/FCCL JV	50.0000	Canada
II Fluor Management and Technical Services, Inc.	100.0000	California
II Servicios de Construccion del Pacifico, Inc.	100.0000	Delaware
I Fluor Enterprises, Inc.	100.0000	California
II ABF Barge, LLC	75.0000	Delaware
II American Bridge/Fluor Enterprises Inc A Joint Venture	50.0000	California
II Bellefonte Construction Services LLC	65.0000	Delaware
II Brady-Fluor, LLC	49.0000	Delaware
II California High-Speed Rail Partners JV	37.5000	California
II Contingent Mission Sustainment, Inc.	100.0000	Delaware
II Caribbean Thermal Electric, LLC	49.0000	Delaware
II Cascadia Monorail Company LLC	100.0000	Delaware
II Cheyenne River Constructors, LLC	100.0000	Delaware
II Claiborne Fuels, Inc.	100.0000	California
III Claiborne Fuels, L.P.	1.0000	Delaware
II Cibolo Creek Infrastructure Joint Venture	55.0000	Texas (JV)

Subsidiary Name	Percent Holding	Organized Under Laws Of
II ConOps Industrial Ltd.	100.0000	New Brunswick
III ConOps Construction Ltd	100.0000	New Brunswick
III Pro-V/ConOps JV	50.0000	Canada
II Crenshaw Transit Partners JV	37.5000	California
II Daniel International Corporation	100.0000	South Carolina
III Greenville RP Associates, LLC	50.0000	South Carolina
III Fluor Daniel Engineering, Inc.	100.0000	Ohio
III Fluor Management Company L.P.	46.0676	Delaware
IV Greenville RP Associates, LLC	50.0000	South Carolina
II DAX Industries, Inc.	5.0000	Texas
II Dean / Fluor, LLC	50.0000	Delaware
II Denver Transit Holdings, LLC	10.0000	Delaware
III Denver Transit Partners, LLC	100.0000	Delaware
II Denver Transit Operators, LLC	33.3333	Delaware
II Denver Transit Systems, LLC	50.0000	Delaware
II Denver Transit Constructors, LLC	40.0000	Delaware
II Duke/Fluor Daniel	49.9999	North Carolina
II Efdee Connecticut Architects, Inc.	100.0000	Connecticut
III Industrial Services France SAS	100.0000	France
II Efdee Engineering Professional Corporation	100.0000	North Carolina
II Efdee Mississippi Architects, A Professional Corporation	100.0000	Mississippi
II Efdee New York Engineers & Architects P.C.	100.0000	New York
II FHdB, LLC	100.0000	Texas
II Encee Architecture Services, P.C.	100.0000	North Carolina
II ESSI, LLC	33.3333	Delaware
III ESSI Limited	100.0000	England
II eTech Solutions, Inc.	100.0000	Nevada
II Evergreen Equipment and Personnel Leasing, Inc.	100.0000	Rhode Island
II F&F Infrastructure, LLC	50.0000	Colorado
II FCI/Fluor/Parsons, a Joint Venture	30.0000	California
II FD Architects & Engineers Corporation	100.0000	New Jersey
II FDEE Consulting, Inc.	100.0000	California
II FDHM, Inc.	100.0000	California
II Fluor-Brady, LLC	50.0000	Delaware
II Fluor (Nigeria) Limited	100.0000	Nigeria
II Fluor A&E Services, Inc.	100.0000	California
II Fluor Abadan Limited	100.0000	Bermuda
II Fluor Alaska, Inc.	100.0000	Alaska
II Fluor Americas, Inc.	100.0000	California
II Fluor Atlantic Limited	100.0000	Bermuda
II Fluor Australia Pty Ltd	100.0000	Australia
III Gladstone Pressure Welders Pty Ltd	100.0000	Australia
III Fluor Construction Services Pty Ltd.	100.0000	Australia
III Fluor Global Services Australia Pty Ltd	100.0000	Australia
III Fluor Power Services Pty Ltd	100.0000	Australia
III Fluor Rail Services Pty Ltd	100.0000	Australia
III Fluor-SKM Iron Ore Joint Venture	55.0000	Australia
III Karratha Engineering Services Pty Ltd	100.0000	Australia
III PT Signet Indonesia	10.0000	Indonesia
III Signet Holdings Pty Ltd	100.0000	Australia
IV PT Signet Indonesia	90.0000	Indonesia

Subsidiary Name	Percent Holding	Organized Under Laws Of
IV Signet Engineering Pty Ltd	100.0000	Australia
III TRS Staffing Solutions (Australia) Pty Ltd	100.0000	Australia
III WorleyParsons Fluor Joint Venture	50.0000	Australia
II Fluor BC Ltd	100.0000	New Brunswick
III JGC Fluor Kitimat LNG Project JV	50.0000	Alberta
II Fluor Canada Ltd.	100.0000	New Brunswick
III B.C. Mining Joint Venture	50.0000	Canada
III Fluor Daniel International Services Inc.	10.0000	Barbados
III Fluor Engineering Solutions Ltd.	100.0000	New Brunswick
III Fluor WEP Holdings Inc.	100.0000	New Brunswick
IV Windsor Essex Mobility Group GP	33.3333	Canada
III Highland Valley Mill Optimization Joint Venture	50.0000	New Brunswick
III Parkway Infrastructure Constructors	33.3333	Canada
III TRS Staffing Solutions (Canada) Inc.	100.0000	Canada
III Wright Engineers (Chile) Limitada	100.0000	Chile
III Wright Engineers Limitada Peru	35.0000	Peru
II Fluor Cebu, Inc.	100.0000	Philippines
II Fluor Chile, Inc.	100.0000	California
III Ameco Chile S.A.	99.0000	Chile
III Fluor Chile Ingenieria y Construccion S.A.	99.0000	Chile
IV CEJV Ingeniería Y Construcción Limitada	50.0000	Chile
IV Fluor Techint SRL Construccion y Servicios Limitada	50.0000	Chile
III Ingenieria y Construcciones Fluor Daniel Chile Limitada	99.1000	Chile
II Fluor Closure Company, Inc.	100.0000	Washington
II Fluor Colombia Limited	100.0000	Delaware
II Fluor ConOps Limited	100.0000	Guernsey
II Fluor Daniel (Japan) Inc.	100.0000	Japan
II Fluor Daniel (Malaysia) Sdn. Bhd.	100.0000	Malaysia
III Technip-Fluor JV	49.0000	Malaysia
II Fluor Daniel America, Ltda.	100.0000	California
II Fluor Daniel Brasil, Ltda.	99.9997	Brazil
III CFPS ENGENHARIA E PROJETOS S.A.	50.0000	Brazil
II Fluor Daniel Caribbean, Inc.	100.0000	Delaware
III Fluor Craft Services, Inc.	100.0000	South Carolina
III Duke/Fluor Daniel Caribbean, S.E.	0.2500	Puerto Rico
III Fluor Daniel International (Malaysia) Sdn. Bhd.	100.0000	Malaysia
III Fluor Daniel Maintenance Services, Inc.	100.0000	Delaware
III Fluor Daniel Services Corporation	100.0000	Delaware
III Fluor Facility & Plant Services, Inc.	100.0000	South Carolina
II Fluor Daniel China, Inc.	100.0000	California
II Fluor Daniel China Services, Inc.	100.0000	California
II Fluor Daniel China Technology, Inc.	100.0000	California
II Fluor Daniel Coal Services International, Inc.	100.0000	Delaware
III Duke/Fluor Daniel International	49.9999	Nevada
IV Duke/Fluor Daniel Caribbean, S.E.	99.0000	Puerto Rico
III Duke/Fluor Daniel LLC	49.9999	Nevada
II Fluor Daniel Construction Company	100.0000	California
II Fluor Daniel Development Corporation	100.0000	California
III Crown Energy Company	100.0000	New Jersey
III Fluor Daniel Modesto, Inc.	100.0000	California
IV Wilmore/Fluor Modesto LLC	50.0000	California

Subsidiary Name	Percent Holding	Organized Under Laws Of
III Fluor Daniel Temecula, Inc.	100.0000	California
III Gloucester Limited II, Inc.	100.0000	California
III San Diego Expressway L.P.	3.9300	California
III FBT Services, Inc.	100.0000	California
II Fluor Daniel Eastern, Inc.	100.0000	California
III Fluor Kazakhstan LLC	100.0000	Delaware
III P.T. Fluor Daniel Indonesia	80.0000	Indonesia
IV PT. MITRA BERSAMA ENGINEERING	99.0000	Indonesia
V. PT Singgar Mulia	25.0000	Indonesia
II Fluor Daniel Energy Investments, Inc.	100.0000	Delaware
II Fluor Daniel Engineers & Constructors, Inc.	100.0000	Delaware
III Fluor (China) Engineering and Construction Co. Ltd.	100.0000	P.R.C.
II Fluor Daniel Engineers & Constructors, Ltd.	100.0000	California
III Technip-Fluor JV (owned by FDE&CL Singapore branch)	49.0000	Singapore
II Fluor Daniel Engineers & Consultants Ltd.	100.0000	Mauritius
III Fluor Daniel Offshore Ltd	50.0000	Mozambique
III JGC — Fluor Mocambique, Lda	50.0000	Mozambique
III Fluor Daniel India Private Limited	80.0000	India
III Fluor Mocambique, Limitada	99.0000	Mozambique
II Fluor Mining and Metals France, Inc.	100.0000	Delaware
II Fluor Daniel Espana, S.A.	100.0000	California
III Fluor Arabia Limited	50.0000	Saudi Arabia
IV WorleyParsons Arabia Limited Fluor Arabia Limited Joint Venture	50.0000	Saudi Arabia
II Fluor Daniel Eurasia, Inc.	100.0000	California
III Arctic Neftegas Stroi, LLC	50.0000	Russia
III Sakhalin Neftegas Technology	50.0000	Russia
II Fluor Europe B.V.	100.0000	Netherlands
III AG&P Fluor Joint Venture Company, Inc	50.0000	Philippines
III Fluor B.V.	100.0000	Netherlands
IV Fluor Consultants B.V.	100.0000	Netherlands
IV Fluor Infrastructure B.V.	100.0000	Netherlands
V Infraspeed Holdings B.V.	3.4800	Netherlands
VI Infraspeed B.V.	100.0000	Netherlands
V Infraspeed Maintenance B.V.	11.0000	Netherlands
V Infraspeed EPC Consortium V.O.F.	9.2000	Netherlands
V Poort van Den Bosch B.V.	10.0000	Netherlands
V Poort van Den Bosch V.O.F.	10.0000	Netherlands
V IXAS Zuid-Oost B.V.	25.0000	Netherlands
V IXAS Gaasperdammerweg B.V.	33.3333	Netherlands
IV TRS Staffing Solutions B.V.	100.0000	Netherlands
IV Fluor Kuwait KSC	49.0000	Kuwait
III Fluor Daniel E&C LLC	100.0000	Russia
IV Neftegasservis Limited	25.0000	Cyprus
V Sakhalinneftegasservis LLC	66.6700	Russia
III Fluor Eastern Services B.V.	100.0000	Netherlands
III Fluor Engineering N.V.	100.0000	Belgium
III Fluor Finance International B.V./S.a.r.l.	100.0000	Netherlands
III Fluor Island ehf.	100.0000	Iceland
III Fluor, S.A.	3.9200	Spain
IV Fluor Plant Engineering, S.A.	100.0000	Spain

Subsidiary Name	Percent Holding	Organized Under Laws Of
IV Technical Resource Solutions, S.L.	100.0000	Spain
III Fluor S.A.	100.0000	Poland
III TRS Consultants JLT	100.0000	Dubai (Free Zone)
IV TRS Staffing Solutions Mozambique, Limitada	99.0000	Mozambique
II Fluor Daniel Global Limited	100.0000	Guernsey
III Fluor Daniel Global Contracting Limited	100.0000	Guernsey
III Fluor Daniel Global Placement Limited	100.0000	Guernsey
III Fluor Daniel Global Placement Services Limited	100.0000	Guernsey
III Fluor Daniel Global Services Limited	100.0000	Guernsey
III Fluor Daniel Global Support Services Limited	100.0000	Guernsey
III Fluor Daniel Global TRS Limited	100.0000	Guernsey
III Fluor Daniel Global TRS Services Limited	100.0000	Guernsey
II Fluor Daniel Holdings, Inc.	100.0000	California
III Fluor Central Asia LLP	99.0000	Kazakhstan
III Fluor Daniel Holdings (Botswana) (Pty) Limited	100.0000	Botswana
III Fluor Daniel Holdings Canada Inc.	100.0000	New Brunswick
IV Supreme Modular Fabrication Inc.	50.0000	New Brunswick
III Fluor Mocambique, Limitada	1.0000	Mozambique
III Fluor-Habboush International Limited	50.0000	Bermuda
III FWPJV Limited	50.0000	England
IV KPJV Limited	60.0000	England
III Najmat Al-Sabah for General Services Limited Liability Company, Private Company	100.0000	Iraq
III Qatar National Facility Services	49.0000	Qatar
II Fluor Daniel Illinois, Inc.	100.0000	Delaware
III Duke/Fluor Daniel	49.9999	North Carolina
II Fluor Daniel India, Inc.	100.0000	California
II Fluor Daniel International Services Inc.	90.0000	Barbados
II Fluor Daniel Latin America, Inc.	100.0000	California
III Grupo Empresarial Alvica, S.A.	80.0000	Venezuela
IV Grupo Alvica SCS	0.1000	Venezuela
III Servicios Cuyuni, E.T.T., C.A.	80.0000	Venezuela
II Fluor Daniel Mexico S.A.	100.0000	California
III ICA-Fluor Daniel, S. de R.L. de C.V.	49.0000	Mexico
IV ICA Fluor Servicios Gerenciales, S.A. de C.V.	98.0000	Mexico
IV ICA Fluor Operaciones, S.A. de C.V.	99.9980	Mexico
V Etileno Contractors, S. de R. L. de C.V.	80.0000	Mexico
V ICA Fluor Petroquimica S.A. de C.V.	99.9886	Mexico
VI Desrrolladora De Etileno, S. DE R. L. de C.V.	20.0000	Mexico
VI Etileno Contractors, S.de R.L. de C.V.	20.0000	Mexico
VI Etileno XXI Contractors SAPI	20.0000	Mexico
VI Etileno XXI Services B.V.	20.0000	Netherlands
IV ICA Fluor Servicios Operativos S.A. de C.V.	90.0000	Mexico
IV IFD Servicios de Ingenieria S.A. de C.V.	99.9669	Mexico
V ICA Fluor Servicios Gerenciales S.A. de C.V.	1.9993	Mexico
VI ICA Fluor Operaciones S.A. de C.V.	0.0019	Mexico
V ICA Fluor Servicios Operativos S.A. de C.V.	10.0000	Mexico
IV Industria Del Hierro S.A. de C.V.	99.9999	Mexico
V ICA Fluor Petroquimica S.A. de C.V.	0.0114	Mexico
III IFD Servicios de Ingenieria S.A. de C.V.	0.01655	Mexico
IV ICA Fluor Servicios Gerenciales S.A. de C.V.	0.0007	Mexico

Subsidiary Name	Percent Holding	Organized Under Laws Of
V ICA Fluor Operaciones S.A. de C.V.	0.0001	Mexico
IV Industria Del Hierro S.A. de C.V.	0.0001	Mexico
III Interim Project Solutions, S. de R.L. de C.V.	0.2000	Mexico
III TRS International Group, S. de R.L. de C.V.	0.9540	Mexico
II Fluor Daniel Mining & Metals, Ltd.	100.0000	California
III Ameco Chile S.A.	1.0000	Chile
III Fluor Chile Ingenieria y Construccion S.A.	1.0000	Chile
IV CEJV Ingeniería Y Construcción Limitada	50.0000	Chile
III Ingenieria y Construcciones Fluor Daniel Chile Limitada	0.9000	Chile
II Fluor Daniel Overseas, Inc.	100.0000	California
III PFD International LLC	50.0000	Delaware
II Fluor Daniel P.R.C., Ltd.	100.0000	California
II Fluor Daniel Pacific, Inc.	100.0000	California
III Fluor Daniel-AMEC Philippines, Inc.	50.0000	Philippines
II Fluor Daniel Pulp & Paper, Inc.	100.0000	California
II Fluor Daniel South America Limited	100.0000	California
III AMECO Peru S.A.C.	99.9500	Peru
II Fluor Daniel Technical Services, Inc.	100.0000	Texas
II Fluor Daniel Venture Group, Inc.	100.0000	California
III CommTech Technology Partners IV, a California Limited Partnership	1.0835	California
III Fluor Daniel Asia, Inc.	100.0000	California
IV Duke/Fluor Daniel International Services	49.9999	Nevada
V Duke/Fluor Daniel Caribbean, S.E.	0.5000	Puerto Rico
V Duke/Fluor Daniel International Services (Trinidad) Limited	100.0000	Trinidad
IV P.T. Fluor Daniel Indonesia	20.0000	Indonesia
V Fluor Aker Solutions Indonesia JV	50.0000	Indonesia
V P.T. MITRA BERSAMA ENGINEERING	99.0000	Indonesia
VI PT Singgar Mulia	25.0000	Indonesia
IV P.T. Nusantara Power Services	70.0000	Indonesia
III Micogen Limited I, Inc.	100.0000	California
III Soli-Flo LLC	25.0000	Delaware
IV Soli-Flo, Inc.	100.0000	California
V Soli-Flo Material Transfer, L.P.	1.0000	California
V Soli-Flo Partners, L.P.	1.0000	California
III Soli-Flo Material Transfer, L.P.	24.7500	California
III Soli-Flo Partners, L.P.	24.7500	California
III Springfield Resource Recovery, Inc.	100.0000	Mass.
IV Springfield Resource Recovery Limited Partnership	10.0000	Mass.
III Springfield Resource Recovery Limited Partnership	90.0000	Mass.
II Fluor Daniel, a Professional Architectural Corporation	100.0000	Louisiana
II Fluor Daniel, Inc. — Philippines	100.0000	Philippines
II Fluor, S.A.	96.0800	Spain
III Fluor Plant Engineering, S.A.	100.0000	Spain
III Technical Resource Solutions SL	100.0000	Spain
II Fluor Distribution Companies, Inc.	100.0000	California
II Fluor Engineering Corporation	100.0000	Michigan
II Fluor Enterprises Group, Inc.	100.0000	Delaware
II Fluor Federal Global Projects, Inc.	100.0000	Delaware
II Fluor Federal Services, Inc.	100.0000	Washington

Subsidiary Name	Percent Holding	Organized Under Laws Of
III Fluor-B&W Oak Ridge LLC	64.5000	Tennessee
III Fluor-B&W Portsmouth LLC	51.0000	Ohio
III Fluor Carlsbad, LLC	100.0000	Delaware
III Fluor EnergySolutions, LLC	51.0000	Washington
III Fluor Energy Technology Services, LLC	100.0000	Delaware
III Fluor Federal, Inc.	100.0000	Washington
III Fluor Federal Petroleum Operations, LLC	100.0000	Delaware
III PRISM Inspections LLC	51.0000	Delaware
III Savannah River Nuclear Solutions, LLC	48.0000	South Carolina
II Fluor Federal Services, LLC	100.0000	Delaware
II Fluor Federal Services NWS, Inc.	100.0000	Washington
II Fluor Federal Solutions, LLC	100.0000	South Carolina
III Fluor-CDM Space Services, LLC	100.0000	South Carolina
III Fluor Manhattan A Joint Venture	51.0000	Maryland
III Island Support Solutions, LLC	40.0000	Delaware
III J. Crowder Corp.	100.0000	Virginia
III PRI/DJI, A Reconstruction JV	49.0000	Mississippi
III Rock Island Integrated Services	51.0000	Illinois
III Trend Western Technical Corporation	100.0000	California
II Fluor Fernald, Inc.	100.0000	California
III Fluor Environmental Resources Management Services, Inc.	100.0000	Delaware
II Fluor Finance U.S., Inc.	100.0000	Texas
II Fluor GmbH	100.0000	Germany
III Arbeitsgemeinschaft BAB A 8 Ausbau Augsburg — München	25.0000	Germany
II Fluor Government Group International, Inc.	100.0000	Delaware
III Fluor Turner Limited	50.0000	United Kingdom
II Fluor Guinea, Inc.	100.0000	Texas
II Fluor Hanford, Inc.	100.0000	Washington
II Fluor/HDR Global Design Consultants, LLC	50.0000	Delaware
II Fluor Industrial Services, Inc.	100.0000	Delaware
II Fluor Industrial Services Canada Inc.	100.0000	New Brunswick
III Fluor Driver Inc.	50.0000	Alberta
II Fluor Intercontinental, Inc.	100.0000	California
III Dominican Republic Combined Cycle, LLC	49.0000	Delaware
III Fluor Daniel Brasil, Ltda.	0.0003	Brazil
III Fluor SOSi Diplomatic Support Services LLC	51.0000	Delaware
III Fluor Daniel Nigeria Limited	60.0000	Nigeria
III Fluor Government Group — Canada, Inc.	100.0000	New Brunswick
IV ATCO-Fluor Support Solutions Ltd.	49.0000	Alberta
III Fluor Intercontinental Contingency Solutions, LLC	100.0000	Delaware
III Fluor JAJ, Inc.	100.0000	Delaware
IV J. A. Jones International, LLC	100.0000	Delaware
III FLUOR M ltd	100.0000	Macedonia
III Fluor Mantech Logistics Solutions LLC	50.0000	Delaware
III Fluor Middle East, LLC	100.00	Delaware
IV FluorAMEC, LLC	51.00	Delaware
III Grupo Alvica SCS	79.9200	Venezuela
III NWKC LLC	50.0000	Delaware
II Fluor International C.V.	99.9000	Netherlands
III Fluor International Holdings B.V.	100.0000	Netherlands
IV Fluor Services B.V.	100.0000	Netherlands

Subsidiary Name	Percent Holding	Organized Under Laws Of
V Fluor Project Services B.V.	100.0000	Netherlands
V Fluor Services Mideast B.V.	100.0000	Netherlands
VI Fluor Services Kuwait B.V.	100.0000	Netherlands
III Fluor Supply Chain Solutions B.V.	100.0000	Netherlands
IV Acqyre B.V.	100.0000	Netherlands
IV Fluor Supply Chain Solutions Singapore Pte. Ltd	100.0000	Singapore
IV IT Development Centre B.V.	100.0000	Netherlands
II Fluor International Limited	100.0000	Bermuda
II Fluor International Limited	100.0000	England
III Aptech Fluor Daniel (Private) Limited	50.0000	Zimbabwe
III Fluor Projects Limited	100.0000	England
III Fluor Caspian Services Limited	100.0000	England
III Fluor Industrial Services Limited	100.0000	England
III Fluor Limited	100.0000	England
IV FDH JV	33.0000	Kuwait
IV FPMM, XXK (FPMM, LLC)	100.0000	Mongolia
V Mongolian National Facility Services (MNFS) LLC	49.0000	Mongolia
IV Seagreen Wind Energy Limited	50.0000	England
V Seagreen Alpha Wind Energy Limited	100.0000	England
V Seagreen Bravo Wind Energy Limited	100.0000	England
V Seagreen Charlie Wind Energy Limited	100.0000	England
V Seagreen Delta Wind Energy Limited	100.0000	England
V Seagreen Echo Wind Energy Limited	100.0000	England
V Seagreen Foxtrot Wind Energy Limited	100.0000	England
V Seagreen Golf Wind Energy Limited	100.0000	England
III Fluor Ocean Services Limited	100.0000	England
III Genesys Telecommunications Holdings Limited	45.0000	England
IV Genesys Telecommunications Limited	100.0000	England
III Kazakh Projects Joint Venture Limited	50.0000	England
III KDPC Limited	50.0000	England
III PFD (UK) Limited	50.0000	England
III TRS Staffing Solutions Limited	100.0000	England
II Fluor International, Inc.	100.0000	California
III Fluor Mideast Limited	100.0000	California
III Iraq Construction Ltd	100.0000	British Virgin Island
IV Iraq Water General Contracting Company L.L.C.	100.0000	Iraq
II Fluor Ireland Limited	100.0000	Ireland
III TRS Staffing Solutions Limited	100.0000	Ireland
II Fluor Kazakhstan Inc.	100.0000	Texas
II Fluor-Lane, LLC	65.0000	Delaware
II Fluor-Lane 95, LLC	65.0000	Delaware
II Fluor-Lane South Carolina, LLC	50.0000	Delaware
II Fluor Maintenance Services, Inc.	100.0000	California
II Fluor Mediterranean, Inc.	100.0000	California
II Fluor Mideast Limited	100.0000	Bermuda
II Fluor NE, Inc.	100.0000	Arizona
III ADP Marshall Contractors, Inc.	100.0000	Delaware
III ADP Marshall Limited	100.0000	Ireland
III ADP/FD of Nevada, Inc.	100.0000	Nevada
III M&W/Marshall, a Joint Venture	50.0000	Oregon
II Fluor Nuclear Services, Inc.	100.0000	Ohio

Subsidiary Name	Percent Holding	Organized Under Laws Of
II Fluor Plant Services International, Inc.	100.0000	California
II Fluor Projects, Inc.	100.0000	Texas
II Fluor Real Estate Services, Inc.	100.0000	Delaware
II Fluor Scaffolding, Inc.	100.0000	Delaware
II Fluor Services International, Inc.	100.0000	Nevada
II Fluor Supply Chain Solutions LLC	100.0000	Delaware
III Fluor Supply Chain Solutions International LLC	100.0000	Delaware
II Fluor Transworld Services, Inc.	100.0000	California
III Fluor International C.V.	0.1000	Netherlands
IV Fluor International Holdings B.V.	100.0000	Netherlands
V Fluor Services B.V.	100.0000	Netherlands
VI Fluor Project Services B.V.	100.0000	Netherlands
VI Fluor Services Mideast B.V.	100.0000	Netherlands
VII Fluor Services Kuwait B.V.	100.0000	Netherlands
IV Fluor Supply Chain Solutions B.V.	100.0000	Netherlands
V Acqyre B.V.	100.0000	Netherlands
V Fluor Supply Chain Solutions Singapore Pte. Ltd	100.0000	Singapore
V IT Development Centre B.V.	100.0000	Netherlands
III JGC/Fluor Transworld Joint Venture	50.0000	Texas
III Neftegasservis Limited	25.0000	Cyprus
IV Sakhalinneftegasservis LLC	66.6700	Russia
II Fluor/Technip Integrated JV	50.0000	Texas
II Fluor Technologies Corporation	100.0000	Delaware
II Fluor Texas, Inc.	100.0000	Texas
III KazakhNefteGasServis LLP	50.0000	Kazakhstan
II Fluor US Services, Inc.	100.0000	Delaware
II Fluor Virginia, Inc.	100.0000	Delaware
II Fluor West Africa, Inc.	100.0000	Delaware
II Fluor WorleyParsons Arctic Solutions	50.0000	Alaska
II FM Operating Services, LLC	50.0000	Delaware
II FMC Holding Company LLC	100.0000	Delaware
III Fluor Management Company L.P.	20.5277	Delaware
II FRES, Inc.	100.0000	Delaware
II Fru-Con/Fluor Daniel Joint Venture	50.0000	Missouri
II Gateway Connector Constructors, Joint Venture	65.0000	Texas
II Goar, Allison & Associates, LLC	100.0000	Texas
II Indo-Mauritian Affiliates Limited	100.0000	Mauritius
III Fluor Daniel India Private Limited	20.0000	India
II Infrastructure Civil Equipment, LLC	100.0000	Delaware
II Integrated Facility Management Services, a Joint Venture	49.0000	Texas
II JGC/FEI Joint Venture	50.0000	Texas
II JGC/Fluor JV	50.0000	England
II Lone Star Infrastructure, LLC	45.0000	Delaware
II Lone Star Infrastructure, Joint Venture	45.0000	Texas
II Louisiana Operations and Maintenance Services LLC	100.0000	Louisiana
II Micogen Limited III, Inc.	100.0000	California
III Claiborne Fuels, L.P.	99.0000	Delaware
II Middle East Fluor	100.0000	California
II NuScale Holdings Corp.	76.1875	Oregon
II NuScale Power, LLC	97.7978	Oregon
II Oregon Bridge Delivery Partners Joint Venture	50.0000	Oregon

Subsidiary Name	Percent Holding	Organized Under Laws Of
II Pegasus Link Constructors, LLC	55.0000	Delaware
II Phoenix Constructor, Joint Venture	32.5000	New York
II Plant Engineering Services LLC	100.0000	Delaware
II Plant Performance Services International, Ltd.	100.0000	Bermuda
III Fluor International Nigeria Limited	60.0000	Nigeria
II Plant Performance Services International LLC	100.0000	Delaware
III Plant Performance Services Caribbean Limited	100.0000	Trinidad & Tobago
II Platte River Constructors, Ltd.	49.0000	Ohio
II Prairie Link Constructors JV	60.0000	Texas
II Prairie Link Constructors, LLC	55.0000	Delaware
II Provo River Constructors	42.5000	Utah
II Saddleback Constructors	27.0000	Delaware
II Servicios Minería, Inc.	100.0000	Delaware
II Signet Technology Inc.	100.0000	Colorado
II Soli-Flo LLC	25.0000	Delaware
III Soli-Flo, Inc.	100.0000	California
IV Soli-Flo Material Transfer, L.P.	1.0000	California
IV Soli-Flo Partners, L.P.	1.0000	California
II Soli-Flo Material Transfer, L.P.	24.7500	California
II Soli-Flo Partners, L.P.	24.7500	California
II Strategic Organizational Systems Enterprises, Inc.	100.0000	California
III Strategic Organizational Systems Environmental Engineering Division, Inc.	100.0000	Texas
II Support Services International, LLC	100.0000	South Carolina
II Tappan Zee Constructors, LLC	30.0000	Delaware
II Tar River Constructors, LLC	100.0000	Delaware
II TDF, Inc.	100.0000	California
III Barringford Limited	100.0000	B. Virgin Isles
IV Fluor Daniel Engineers SA (PTY) Limited	100.0000	Liechtenstein
V Trans-Africa Projects Ltd.	50.0000	Mauritius
V Trans-Africa Projects (Pty) Ltd.	50.0000	R. South Africa
IV Fluor SA (Pty) Limited	100.0000	Liechtenstein
V Fluor-Igoda Projects (Proprietary) Limited	70.0000	South Africa
V Fluor Global Plant Services (Proprietary) Ltd.	100.0000	R. South Africa
V Fluor South Africa Proprietary Limited	90.0000	R. South Africa
IV TRS Staffing Solutions SA (Pty) Ltd.	100.0000	B. Virgin Isles
II Trans Florida Express, LLC	100.0000	Delaware
II Ultimate Mobility Constructors, LLC	50.0000	Delaware
II Valley Corridor Constructors	30.0000	Colorado
II Valley Infrastructure Group, LLC	33.3333	Delaware
II Venezco, Inc.	100.0000	California
II Williams Brothers Engineering Company	100.0000	Delaware
III Fluor Argentina, Inc.	100.0000	Delaware
IV Fluor Argentina Inc Sucursal Argentina — TECHINT Compañia Tècnica Internacional S.A.C.I. — Unión	50.0000	Argentina
III Williams Brothers Engineering Limited	100.0000	England
III Williams Brothers Engineering Pty Ltd	100.0000	Australia
III Williams Brothers Process Services, Inc.	100.0000	Delaware
II WODECO Nigeria Limited	60.0000	Nigeria
I Fluor Holding Company LLC	100.0000	Delaware
II Compania Minera San Jose Del Peru S.A.	99.0000	Peru

Subsidiary Name	Percent Holding	Organized Under Laws Of
II Fluor Management Company L.P.	33.4047	Delaware
II Global Builders Insurance Ltd.	100.0000	Bermuda
II Mineral Resource Development Corporation	100.0000	Delaware
III Compania Minera San Jose Del Peru S.A.	1.0000	Peru
III St. Joe Participacoes Ltda	0.0125	Brazil
II Robil International Corporation	100.0000	Delaware
II St. Joe Egypt Exploration Corporation	100.0000	Delaware
II St. Joe Participacoes Ltda	99.9875	Brazil
I TRS Staffing Solutions, Inc.	100.0000	South Carolina
II Interim Project Solutions, S. de R.L. de C.V.	99.8000	Mexico
II TRS Craft Services, Inc.	100.0000	Delaware
II TRS International Group, S. de. R.L. de C.V.	99.0460	Mexico
II TRS International Payroll Co.	100.0000	Texas
III TRS Staffing Solutions India Private Limited	0.1000	India
II TRS SA Holdings Company (Pty) Ltd.	100.0000	South Africa
III TRS Craft Staffing (Pty) Ltd.	100.0000	South Africa
III TRS Search and Selection (Pty) Ltd.	100.0000	South Africa
III TRS Staffing Solutions (Pty) Ltd.	100.0000	South Africa
II TRS Staffing Solutions India Private Limited	99.9000	India
II TRS Staffing Solutions Mozambique, Limitada	1.0000	Mozambique

(1)
Includes subsidiaries and other entities in which Fluor Corporation, directly or indirectly, holds an interest.

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  Exhibit 21.1
FLUOR CORPORATION SUBSIDIARIES (1)